EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sebring Software, Inc. (the "Company") on Form 10-K for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leif Andersen, Chief Executive Officer and acting Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented, and results of operations of the Company for the periods presented.

Date: December 14, 2010
/s/ Leif Andersen
Leif Andersen
Chief Executive Officer and acting Chief Executive Officer and acting Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)